UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2007 (January 30, 2007)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)

[ ] Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The description of Amendment No. 2 to the 364-Day Senior Secured Credit Agreement set forth in Item 2.03 of this Report, is incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Certain subsidiaries of Aircastle Limited (“Aircastle” or the “Company”) have entered into an amendment to an existing credit agreement, as described below.

Amendment No.2 to the 364-Day Senior Secured Credit Agreement

Reference is made to the 364-day Senior Secured Credit Agreement dated as of October 25, 2005, as amended by Amendment No. 1 thereto dated as of July 21, 2006 (as so amended the "Credit Facility No. 3"), by and among the Wells Fargo Bank Northwest, National Association as Borrowers 337 and 342, Aircastle Ireland No. 2 Limited and Citibank, N.A. as lender and agent.

On January 30, 2007, the parties to the Credit Facility No. 3 entered into an amendment dated as of January 26, 2007 (“the Amendment”) providing for an extension to the maturity of Credit Facility No. 3 from March 31, 2007 to the earlier of September 30, 2007 and closing of our next securitization financing.

The foregoing summary of certain provisions of the Amendment is qualified in its entirety by reference to the complete Amendment filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1
Amendment No. 2, dated as of January 26, 2007 to the Amended 364-Day Senior Secured Credit Agreement, dated as of October 25, 2005, as amended by Amendment No. 1 thereto dated as of July 21, 2006, by and among  Wells Fargo Bank Northwest, National Association as Borrowers 337 and 342, Aircastle Ireland No. 2 Limited, a limited liability company incorporated in Ireland and Citibank, N.A., as lender and agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: January 30, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1
Amendment No. 2, dated as of January 26, 2007 to the Amended 364-Day Senior Secured Credit Agreement, dated as of October 25, 2005, as amended by Amendment No. 1 thereto dated as of July 21, 2006, by and among  Wells Fargo Bank Northwest, National Association as Borrowers 337 and 342, Aircastle Ireland No. 2 Limited, a limited liability company incorporated in Ireland and  Citibank, N.A., as lender and agent..